MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES   Two World Trade Center

LETTER TO THE SHAREHOLDERS April 30, 2000               New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion into the new year. Strong growth pushed the unemployment rate to a 30-year low. Rising commodity prices heightened concern about inflation. The price of oil moved above $30 per barrel prior to ending April at $25 per barrel. Between June 1999 and March 2000, the Federal Reserve Board raised the federal funds rate in five, 25-basis-point moves to reach 6.00 percent. The Fed subsequently demonstrated its resistance to inflation by raising the federal funds rate another 50 basis points to 6.50 percent in May. Economic growth and a less accommodative monetary policy caused long-term interest rates to increase throughout 1999. In February, the U.S. Treasury announced plans to retire debt with the federal budget surplus. This precipitated a 50-75 basis-point rally in longer Treasury maturities.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began 1999 near a record low yield of 5.05 percent but increased to 5.97 percent by calendar year-end. This index reached a high of 6.18 percent in January 2000 before ending April at 5.93 percent. Because bond prices move inversely to changes in interest rates, higher yields caused bond prices to decline significantly last year and improve modestly in the first four months of 2000.

The ratio of municipal yields as a percentage of Treasury yields has been used historically as a measure of relative value. Over the past five years the ratio has ranged between an average high of 93 percent and an average low of 85 percent. The increase in the ratio from 92 percent at the end of 1999 to 99 percent at the end of April 2000 was primarily the result of the magnitude of the rally in long Treasuries. A rising yield ratio indicates weaker relative performance by municipals.

Higher interest rates reduced municipal market underwriting in 1999. New-issue volume declined 20 percent last year. Refunding activity, the most interest-rate-sensitive component of supply, was down more than

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

50 percent. In the first four months of this year, volume was 30 percent lower than in the same period last year.

                     [30-YEAR BOND YIELDS 1994-2000 CHART]

                 30-YEAR INSURED               30-Year U.S.                 Insured Municipal Yields as a
                MUNICIPAL YIELDS               Treasury Yields              Percentage of U.S. Treasury Yields
1994                  5.40                          6.34                                    85.17
                      5.40                          6.24                                    86.54
                      5.80                          6.66                                    87.09
                      6.40                          7.09                                    90.27
                      6.35                          7.32                                    86.75
                      6.25                          7.43                                    84.12
                      6.50                          7.61                                    85.41
                      6.25                          7.39                                    84.57
                      6.30                          7.45                                    84.56
                      6.55                          7.81                                    83.87
                      6.75                          7.96                                    84.80
                      7.00                          8.00                                    87.50
                      6.75                          7.88                                    85.66
1995                  6.40                          7.70                                    83.12
                      6.15                          7.44                                    82.66
                      6.15                          7.43                                    82.77
                      6.20                          7.34                                    84.47
                      5.80                          6.66                                    87.09
                      6.10                          6.62                                    92.15
                      6.10                          6.86                                    88.92
                      6.00                          6.66                                    90.09
                      5.95                          6.48                                    91.82
                      5.75                          6.33                                    90.84
                      5.50                          6.14                                    89.58
                      5.35                          5.94                                    90.07
1996                  5.40                          6.03                                    89.55
                      5.60                          6.46                                    86.69
                      5.85                          6.66                                    87.84
                      5.95                          6.89                                    86.36
                      6.05                          6.99                                    86.55
                      5.90                          6.89                                    85.63
                      5.85                          6.97                                    83.93
                      5.90                          7.11                                    82.98
                      5.70                          6.93                                    82.25
                      5.65                          6.64                                    85.09
                      5.50                          6.35                                    86.61
                      5.60                          6.63                                    84.46
1997                  5.70                          6.79                                    83.95
                      5.65                          6.80                                    83.09
                      5.90                          7.10                                    83.10
                      5.75                          6.94                                    82.85
                      5.65                          6.91                                    81.77
                      5.60                          6.78                                    82.60
                      5.30                          6.30                                    84.13
                      5.50                          6.61                                    83.21
                      5.40                          6.40                                    84.38
                      5.35                          6.15                                    86.99
                      5.30                          6.05                                    87.60
                      5.15                          5.92                                    86.99
1998                  5.15                          5.80                                    88.79
                      5.20                          5.92                                    87.84
                      5.25                          5.93                                    88.53
                      5.35                          5.95                                    89.92
                      5.20                          5.80                                    89.66
                      5.20                          5.65                                    92.04
                      5.18                          5.71                                    90.72
                      5.03                          5.27                                    95.45
                      4.95                          5.00                                    99.00
                      5.05                          5.16                                    97.87
                      5.00                          5.06                                    98.81
                      5.05                          5.10                                    99.02
1999                  5.00                          5.09                                    98.23
                      5.10                          5.58                                    91.40
                      5.15                          5.63                                    91.47
                      5.20                          5.66                                    91.87
                      5.30                          5.83                                    90.91
                      5.47                          5.96                                    91.78
                      5.55                          6.10                                    90.98
                      5.75                          6.06                                    94.88
                      5.85                          6.05                                    96.69
                      6.03                          6.16                                    97.90
                      6.00                          6.29                                    95.39
                      5.97                          6.48                                    92.13
2000                  6.18                          6.49                                    95.22
                      6.04                          6.14                                    98.37
                      5.82                          5.83                                    99.83
                      5.91                          5.96                                    99.16

PERFORMANCE

During the six-month period ended April 30, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter Quality Municipal Securities (IQM) increased from $13.45 to $13.62 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.405 per share, the Trust's total NAV return was
4.78 percent. IQM's value on the New York Stock Exchange (NYSE) decreased from $12.0625 to $11.875 per share during this period. Based on this change plus reinvestment of tax-free dividends, IQM's total market return was 1.86 percent. On April 30, 2000, IQM's share price was at a 12.81 percent discount to its NAV.

Monthly dividends for the second quarter of 2000, declared in March, were unchanged at $0.0675 per share. The Trust's level of undistributed net investment income was $0.100 per share on April 30, 2000, versus $0.124 per share six months earlier.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 13 long-term sectors and 54 credits. At the end of April, the portfolio's average maturity was 18 years. Average duration, a measure of sensitivity to interest rate changes, was 9.7 years. Current information on the portfolio's credit ratings, sector distribution and geographic diversification is provided in the accompanying charts and tables. Optional call provisions, by year, with their respective cost
(book) yields are also shown.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six-month period, ARPS leverage contributed approximately $0.03 per share to common share earnings. Weekly ARPS yields ranged between 3.00 percent and 5.50 percent. In comparison, the yield on 1-year municipal notes increased from 3.77 percent at the end of October 1999 to 4.23 percent at the end of April. The Trust's five ARPS series totaling $97 million represented 29 percent of net assets.

LOOKING AHEAD

The Federal Reserve Board has expressed concern about consumer wealth and rising prices. We anticipate that the central bank will continue to increase short-term interest rates in an effort to slow the economy. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2000, the Trust purchased and retired 3.46 percent of its common stock (612,900 shares) at a weighted average market discount of 11.77 percent. The anti-dilutive effect of acquiring treasury shares is reported in the table of Financial Highlights on page 18.

We appreciate your ongoing support of Morgan Stanley Dean Witter Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

[LARGEST SECTORS BAR CHART]

LARGEST SECTORS AS OF APRIL 30,2000
(% OF NET ASSETS)

GENERAL OBLIGATION                 17%
MORTGAGE                           12%
WATER & SEWER                      11%
ICR/PCR*                           11%
TRANSPORTATION                     10%
HOSPITAL                            8%
EDUCATION                           7%
ELECTRIC                            7%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE


[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF APRIL 30, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)

Aaa/AAA         34.00%
Aa/AA           46.00%
A/A             20.00%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.



GEOGRAPHIC SUMMARY OF INVESTMENTS
---------------------------------
BASED ON MARKET VALUE AS A PERCENT OF NET ASSETS
APRIL 30, 2000
ALASKA                                                                  2.40%
ARIZONA                                                                 1.10
CALIFORNIA                                                              5.50
CONNECTICUT                                                             1.20
DISTRICT OF COLUMBIA                                                    1.00
FLORIDA                                                                 2.40
GEORGIA                                                                 1.40
HAWAII                                                                  2.80
ILLINOIS                                                                6.10
KENTUCKY                                                                4.80
MAINE                                                                   2.20
MARYLAND                                                                8.30
MASSACHUSETTS                                                           4.80
MICHIGAN                                                                1.50
MINNESOTA                                                               1.30
MISSOURI                                                                7.40
NEVADA                                                                  0.80
NEW YORK                                                                7.50
PENNSYLVANIA                                                            3.60
SOUTH CAROLINA                                                          4.40
TENNESSEE                                                               2.70
TEXAS                                                                   2.30
VIRGINIA                                                                6.10
WASHINGTON                                                              7.20
WEST VIRGINIA                                                           1.50
WISCONSIN                                                               7.90
TOTAL                                                                  98.20%
------------------
PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

CALL AND COST (BOOK) YIELD STRUCTURE APRIL 30,2000

WEIGHTED AVERAGE
CALL PROTECTION: 5 YEARS

YEARS BONDS CALLABLE                     PERCENT CALLABLE*
2000                                            0%
2001                                            0%
2002                                            3%
2003                                           57%
2004                                           17%
2005                                            0%
2006                                            0%
2007                                            5%
2008                                            1%
2009                                            7%
2010+                                          10%





COST (BOOK) YIELD **

WEIGHTED AVERAGE
BOOK YIELD: 5.6%
2000
2001
2002              4.9%
2003              5.6%
2004              5.6%
2005
2006
2007              5.7%
2008              5.2%
2009              5.3%
2010+             5.3%

* %  BASED ON LONG-TERM PORTFOLIO.

** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST EARNED A BOOK YIELD OF 4.9% ON 3% OF THE BONDS IN THE LONG-TERM PORTFOLIO THAT ARE CALLABLE IN 2002.

     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (96.4%)
            General Obligation (16.9%)
$  5,000    De Kalb County, Georgia, Refg 1993..........................  5.25 %   01/01/20    $  4,629,650
   4,020    Chicago, Illinois, Ser 2000 A (FGIC)........................  6.125    01/01/21       4,086,250
   4,000    Anne Arundel County, Maryland, Ser 1999.....................  5.00     05/15/19       3,636,400
  10,000    Washington Suburban Sanitation District, Maryland, Refg 1993
             Second Ser.................................................  5.25     06/01/14       9,804,500
            New York, New York,
  10,000     1994 Ser D.................................................  5.75     08/15/08      10,172,300
   5,000     1994 Ser C.................................................  5.50     10/01/10       5,004,400
  10,000    Metropolitan Government of Nashville & Davidson County,
             Tennessee, Refg Ser 1997...................................  5.125    05/15/25       8,875,400
  10,000    Seattle, Washington, Refg Ser 1993..........................  5.65     01/01/20       9,794,600
--------                                                                                       ------------
  58,020                                                                                         56,003,500
--------                                                                                       ------------

            Educational Facilities Revenue (7.2%)
   3,500    District of Columbia, Georgetown University Ser 1993........  5.25     04/01/13       3,263,120
            Illinois Educational Facilities Authority,
   4,695     Illinois Wesleyan University Ser 1993......................  5.70     09/01/23       4,499,594
   4,955     Northwestern University Refg Ser 1993......................  5.375    12/01/21       4,639,416
            Massachusetts Health & Educational Facilities Authority,
  10,000     Boston College Ser K.......................................  5.25     06/01/18       9,335,200
   2,100     Wentworth Institute of Technology Ser B (Connie Lee).......  5.50     10/01/23       1,971,207
--------                                                                                       ------------
  25,250                                                                                         23,708,537
--------                                                                                       ------------

            Electric Revenue (6.6%)
   3,000    Los Angeles Department of Water & Power, California, Issue
             of 1992....................................................  6.375    02/01/20       3,121,740
   5,000    South Carolina Public Service Authority, 1993 Refg Ser A
             (MBIA).....................................................  5.50     07/01/21       4,736,400
   5,000    Chelan County Public Utility District #1, Washington, Hydro
             Refg Ser 1993 G............................................  5.375    06/01/18       4,642,000
  10,000    Snohomish County Public Utility District #1, Washington, Ser
             1993 B (AMT)...............................................  5.80     01/01/24       9,293,100
--------                                                                                       ------------
  23,000                                                                                         21,793,240
--------                                                                                       ------------

            Hospital Revenue (7.6%)
   3,500    Maine Health & Higher Educational Facilities Authority, Ser
             1993 D (FSA)...............................................  5.50     07/01/18       3,337,355
  10,000    Missouri Health & Educational Facilities Authority,
             Barnes-Jewish Inc/Christian Health Services Ser 1993 A.....  5.25     05/15/14       9,670,700
  10,000    Fairfax County Industrial Development Authority, Virginia,
             Inova Health Refg Ser 1993 A...............................  5.25     08/15/19       9,277,800
   3,000    Wisconsin Health & Educational Facilities Authority,
             Catholic Health Corp Ser 1993..............................  5.375    11/15/13       2,770,080
--------                                                                                       ------------
  26,500                                                                                         25,055,935
--------                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited) continued



PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (10.7%)
$ 10,000    Hawaii Department of Budget & Finance, Hawaiian Electric Co
             Inc Ser 1993
             (AMT) (MBIA)...............................................  5.45 %   11/01/23    $  9,154,300
   4,000    Calvert County, Maryland, Baltimore Gas & Electric Co Refg
             Ser 1993...................................................  5.55     07/15/14       4,002,520
   2,500    Washoe County, Nevada, Sierra Pacific Power Co Ser 1987
             (AMBAC)....................................................  6.30     12/01/14       2,585,250
   4,000    Brazos River Authority, Texas, Houston Lighting & Power Co
             Ser 1993 (MBIA)............................................  5.60     12/01/17       3,910,560
   5,000    Marshall County, West Virginia, Ohio Power Co Ser B
             (MBIA).....................................................  5.45     07/01/14       4,942,250
  10,000    Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993
             A..........................................................  6.90     02/01/13      10,693,800
--------                                                                                       ------------
  35,500                                                                                         35,288,680
--------                                                                                       ------------

            Mortgage Revenue - Multi-Family (5.0%)
   4,010    Illinois Housing Development Authority, 1993 Ser A..........  5.90     07/01/12       3,982,130
  13,310    Wisconsin Housing & Economic Development Authority, 1993 Ser
             A..........................................................  5.55     11/01/15      12,633,586
--------                                                                                       ------------
  17,320                                                                                         16,615,716
--------                                                                                       ------------

            Mortgage Revenue - Single Family (7.0%)
   8,000    Alaska Housing Finance Corporation, 1997 Ser A (MBIA).......  6.00     06/01/27       7,831,840
   3,830    Connecticut Housing Finance Authority, 1993 SubSer F-1......  5.60     05/15/11       3,819,889
   8,700    Kentucky Housing Corporation, Federally Insured or Gtd Loans
             1993 Ser B.................................................  5.40     07/01/14       8,357,916
   3,000    Virginia Housing Development Authority, 1992 Ser A..........  7.10     01/01/25       3,048,330
--------                                                                                       ------------
  23,530                                                                                         23,057,975
--------                                                                                       ------------

            Public Facilities Revenue (5.2%)
  11,000    California Public Works Board, Correctional 1993 Ser D
             COPs.......................................................  5.375    06/01/18      10,503,570
   4,000    Maine Municipal Bond Bank, 1993 Ser E.......................  5.30     11/01/13       3,911,760
   3,000    Kansas City School District Building Corporation, Missouri,
             Elementary Ser 1993 D (FGIC)...............................  5.00     02/01/14       2,828,640
--------                                                                                       ------------
  18,000                                                                                         17,243,970
--------                                                                                       ------------

            Recreational Facilities Revenue (3.0%)
  10,000    Regional Convention & Sports Complex Authority, Missouri,
             Refg Ser A 1993............................................  5.60     08/15/17       9,725,100
--------                                                                                       ------------

            Resource Recovery Revenue (3.1%)
  10,000    Northeast Maryland Waste Disposal Authority, Montgomery
--------     County Ser 1993 A (AMT)....................................  6.30     07/01/16      10,136,900
                                                                                               ------------

            Transportation Facilities Revenue (10.2%)
   5,000    Miami-Dade County, Florida, Miami International Airport Ser
             2000 A (AMT)
             (FGIC).....................................................  6.00     10/01/24       4,987,000
   3,000    Illinois Toll Highway Authority, Priority Refg 1998 Ser A
             (FSA)......................................................  5.50     01/01/15       2,981,850
   5,000    Wayne County, Michigan, Detroit Metropolitan Wayne County
             Airport Sub Lien Ser 1993 C (MBIA).........................  5.25     12/01/13       4,839,350

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited) continued



PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  5,000    Minneapolis - St Paul Metropolitan Airports Commission,
             Minnesota, Ser 1999 A (FGIC)....... .......................  5.125%   01/01/31    $  4,396,300
   3,000    Pennsylvania Turnpike Commission, Ser A 1998 (AMBAC)........  4.75     12/01/27       2,462,760
   9,965    South Carolina Transportation Infrastructure Bank, Ser 1999
             A (AMBAC)..................................................  5.50     10/01/16       9,795,396
   4,175    Virginia Transportation Board, US Route 58 Corridor Ser 1993
             B..........................................................  5.50     05/15/18       4,076,887
--------                                                                                       ------------
  35,140                                                                                         33,539,543
--------                                                                                       ------------

            Water & Sewer Revenue (10.5%)
   4,000    Phoenix Civic Improvement Corporation, Arizona, Wastewater
             Refg Ser 1993..............................................  5.00     07/01/18       3,597,440
   5,000    Los Angeles County Sanitation Districts Financing Authority,
             California, 1993 Ser A.....................................  5.25     10/01/19       4,670,750
            Louisville & Jefferson County Metropolitan Sewer District,
             Kentucky,
   3,000     Ser 1993 A (MBIA)..........................................  5.50     05/15/21       2,870,250
   5,000     Ser 1993 B (MBIA)..........................................  5.50     05/15/23       4,755,650
   5,020    Massachusetts Water Resources Authority, 1993 Ser C.........  5.25     12/01/20       4,600,127
   5,000    New York City Municipal Water Finance Authority, New York,
             1994 Ser B.................................................  5.50     06/15/19       4,769,350
   5,905    Philadelphia, Pennsylvania, Water & Wastewater Ser 1993
             (FSA)......................................................  5.50     06/15/14       5,858,823
   4,000    Norfolk, Virginia, Water Ser 1993 (AMBAC)...................  5.375    11/01/23       3,715,600
--------                                                                                       ------------
  36,925                                                                                         34,837,990
--------                                                                                       ------------

            Other Revenue (3.4%)
   3,000    Florida Department of Environmental Protection, Preservation
             2000 Ser 1999 A (FGIC).....................................  5.25     07/01/13       2,943,870
   5,000    New York Local Government Assistance Corporation, Ser 1993
             C..........................................................  5.50     04/01/18       4,812,400
   4,000    Philadelphia, Pennsylvania, Gas Works Second Ser 1998
             (FSA)......................................................  5.00     07/01/23       3,466,440
--------                                                                                       ------------
  12,000                                                                                         11,222,710
--------                                                                                       ------------
 331,185    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $327,922,191).................    318,229,796
--------                                                                                       ------------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (1.8%)
   2,200    Missouri Health & Educational Facilities Authority,
             Washington University Ser D 1996 (Demand 05/01/00).........  5.80*    09/01/30       2,200,000
   3,800    Harris County Health Facilities Development Corporation,
             Texas, Methodist Hospital Ser 1994 (Demand 05/01/00).......  5.80*    12/01/25       3,800,000
--------                                                                                       ------------

   6,000    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost
--------     $6,000,000)....................................................................      6,000,000
                                                                                               ------------

$337,185    TOTAL INVESTMENTS (Identified Cost $333,922,191) (a)..................     98.2%    324,229,796
========

            OTHER ASSETS IN EXCESS OF LIABILITIES..................................      1.8      5,825,783
                                                                                       -----    -----------

            NET ASSETS.............................................................   100.0%   $330,055,579
                                                                                      =======  ============


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited) continued




---------------------
   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $530,186 and the aggregate gross unrealized depreciation is $10,222,581, resulting in net unrealized
            depreciation of $9,692,395.

 Bond Insurance:
 ---------------
  AMBAC     AMBAC Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of
            AMBAC Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $333,922,191).............................  $324,229,796
Cash........................................................         7,560
Interest receivable.........................................     6,172,674
Prepaid expenses............................................       138,475
                                                              ------------

    TOTAL ASSETS............................................   330,548,505
                                                              ------------

LIABILITIES:
Payable for:
    Dividends to preferred shareholders.....................       185,105
    Common shares of beneficial interest repurchased........       114,232
    Investment management fee...............................        96,379
Accrued expenses............................................        97,210
                                                              ------------

    TOTAL LIABILITIES.......................................       492,926
                                                              ------------

    NET ASSETS..............................................  $330,055,579
                                                              ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, 1,940
 shares outstanding)........................................  $ 97,000,000
                                                              ------------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 17,105,513 shares
 outstanding)...............................................   254,471,648
Net unrealized depreciation.................................    (9,692,395)
Accumulated undistributed net investment income.............     1,717,516
Accumulated net realized loss...............................   (13,441,190)
                                                              ------------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............   233,055,579
                                                              ------------

    TOTAL NET ASSETS........................................  $330,055,579
                                                              ============

NET ASSET VALUE PER COMMON SHARE
 ($233,055,579 divided by 17,105,513 common shares
 outstanding)...............................................        $13.62
                                                                    ======

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the six months ended April 30, 2000 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 9,279,756
                                                              -----------

EXPENSES
Investment management fee...................................      579,026
Auction commission fees.....................................      159,613
Professional fees...........................................       58,426
Transfer agent fees and expenses............................       26,227
Auction agent fees..........................................       19,454
Shareholder reports and notices.............................       18,933
Registration fees...........................................       12,565
Trustees' fees and expenses.................................        9,896
Custodian fees..............................................        9,022
Other.......................................................       19,677
                                                              -----------

    TOTAL EXPENSES..........................................      912,839

Less: expense offset........................................       (8,985)
                                                              -----------

    NET EXPENSES............................................      903,854
                                                              -----------

    NET INVESTMENT INCOME...................................    8,375,902
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................      844,012
Net change in unrealized depreciation.......................    1,587,662
                                                              -----------

    NET GAIN................................................    2,431,674
                                                              -----------

NET INCREASE................................................  $10,807,576
                                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                     FOR THE SIX         FOR THE YEAR
                                                     MONTHS ENDED            ENDED
                                                    APRIL 30, 2000       OCTOBER 31, 1999
-----------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................     $ 8,375,902         $17,203,701
Net realized gain.................................         844,012             449,551
Net change in unrealized
 appreciation/depreciation........................       1,587,662         (28,700,689)
                                                       -----------         -----------

    NET INCREASE (DECREASE).......................      10,807,576         (11,047,437)
                                                       -----------         -----------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred.........................................      (1,814,439)         (3,265,064)
Common............................................      (7,038,782)        (14,171,566)
                                                       -----------         -----------

    TOTAL DIVIDENDS...............................      (8,853,221)        (17,436,630)
                                                       -----------         -----------

Decrease from transactions in common shares of
 beneficial interest..............................      (7,273,356)         (7,168,282)
                                                       -----------         -----------

    NET DECREASE..................................      (5,319,001)        (35,652,349)
NET ASSETS:
Beginning of period...............................     335,374,580         371,026,929
                                                       -----------         -----------

    END OF PERIOD
    (Including undistributed net investment income
    of $1,717,516 and $2,194,835, respectively)...     $330,055,579        $335,374,580
                                                       ============        ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued



investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2000 aggregated $9,076,722 and $19,277,256, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2000, the Trust had transfer agent fees and expenses payable of approximately $1,200.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,651. At April 30, 2000, the Trust had an accrued pension liability of $39,007, which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued



4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 though 5, Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                      AMOUNT                RESET         RANGE OF
SERIES   SHARES*   IN THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------   -------   -------------   -----   --------   ----------------
1          340        $17,000      3.65%   07/11/00       3.65%
2          300         15,000      4.50    05/03/00    3.00 - 5.50
3          300         15,000      3.85    07/06/00        3.85
4          600         30,000      4.05    01/09/01    3.23 - 4.05
5          400         20,000      4.70    05/02/00    3.30 - 5.50

---------------------
 * As of April 30, 2000.
** For the six months ended April 30, 2000.

Subsequent to April 30, 2000 and up through June 2, 2000, the Trust paid dividends to Series 1 through 5 at rates ranging from 3.65% to 5.05%, in the aggregate amount of $549,564.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued



5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1998...................................  18,274,813   $182,748    $268,730,538
Treasury shares purchased and retired (weighted average
 discount 9.41%)*...........................................    (556,400)    (5,564)     (7,162,718)
                                                              ----------   --------    ------------
Balance, October 31, 1999...................................  17,718,413    177,184     261,567,820
Treasury shares purchased and retired (weighted average
 discount 11.77%)*..........................................    (612,900)    (6,129)     (7,267,227)
                                                              ----------   --------    ------------
Balance, April 30, 2000.....................................  17,105,513   $171,055    $254,300,593
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Trust had a net capital loss carryover of approximately $14,285,000, which may be used to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years :

                 AMOUNT IN THOUSANDS
------------------------------------------------------
        2002              2003       2004       2005
      -------           --------   --------   --------
       $10,624           $2,809      $716       $136
       =======           ======      ====       ====

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 28, 2000, the Trust declared the following dividends from net investment income:

 AMOUNT                    RECORD                        PAYABLE
PER SHARE                   DATE                          DATE
---------               ------------                  -------------
 $0.0675                May 5, 2000                   May 19, 2000
 $0.0675                June 9, 2000                  June 23, 2000

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                         FOR THE SIX                FOR THE YEAR ENDED OCTOBER 31*
                                                        MONTHS ENDED     ----------------------------------------------------
                                                       APRIL 30, 2000*     1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------
                                                         (unaudited)

SELECTED PER SHARE DATA:
Net asset value, beginning of period.................      $ 13.45        $ 14.99    $ 14.31     $13.44     $13.04    $ 10.83
                                                           -------        -------    -------     ------     ------    -------
Income (loss) from investment operations:
 Net investment income...............................         0.48           0.95       0.95       0.95       0.92       0.90
 Net realized and unrealized gain (loss).............         0.14          (1.57)      0.64       0.69       0.23       2.15
                                                           -------        -------    -------     ------     ------    -------
Total income (loss) from investment operations.......         0.62          (0.62)      1.59       1.64       1.15       3.05
                                                           -------        -------    -------     ------     ------    -------
Less dividends from:
 Net investment income...............................        (0.41)         (0.78)     (0.75)     (0.72)     (0.72)     (0.74)
 Common share equivalent of dividends paid to
   preferred shareholders............................        (0.10)         (0.18)     (0.19)     (0.18)     (0.17)     (0.18)
                                                           -------        -------    -------     ------     ------    -------
Total dividends......................................        (0.51)         (0.96)     (0.94)     (0.90)     (0.89)     (0.92)
                                                           -------        -------    -------     ------     ------    -------
Anti-dilutive effect of acquiring treasury shares....         0.06           0.04       0.03       0.13       0.14       0.08
                                                           -------        -------    -------     ------     ------    -------
Net asset value, end of period.......................      $ 13.62        $ 13.45    $ 14.99     $14.31     $13.44    $ 13.04
                                                           =======        =======    =======     ======     ======    =======
Market value, end of period..........................      $11.875        $12.063    $13.938     $12.50     $11.25    $10.875
                                                           =======        =======    =======     ======     ======    =======
TOTAL RETURN+........................................         1.86%(1)      (8.22)%    18.04%     18.11%     10.39%     22.91%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses.......................................         0.78%(2)(3)    0.73%(3)   0.72%(3)   0.71%      0.72%(3)   0.77%(3)
Net investment income before preferred stock
 dividends...........................................         7.16%(2)       6.52%      6.46%      6.87%      6.94%      7.48%
Preferred stock dividends............................         1.55%(2)       1.24%      1.29%      1.30%      1.27%      1.48%
Net investment income available to common
 shareholders........................................         5.61%(2)       5.28%      5.17%      5.57%      5.67%      6.00%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..............     $330,056       $335,375   $371,027   $363,509   $364,858   $376,158
Asset coverage on preferred shares at end of
 period..............................................          340%           345%       382%       374%       376%       388%
Portfolio turnover rate..............................            3%(1)         10%         3%         6%        --         --

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

REVISED INVESTMENT POLICY (unaudited)

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Quality Municipal Securities (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


MORGAN STANLEY
DEAN WITTER
QUALITY MUNICIPAL SECURITIES


Semiannual Report
April 30, 2000